UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2019

VITAL THERAPIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15222-B Avenue of Science San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (858) 673-6840
________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. Yes ☒    No  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the special meeting of stockholders of Vital Therapies, Inc. (“Vital Therapies”) held on April 4, 2019 (the “Special Meeting”), the stockholders of Vital Therapies voted as set forth below on the following proposals, each of which is described in detail in the definitive proxy statement/prospectus filed by Vital Therapies with the Securities and Exchange Commission on February 19, 2019. The stockholders of Vital Therapies had also been solicited to vote to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Exchange Agreement referenced below and the related proposals, but such adjournment was deemed unnecessary.
At the Special Meeting, 23,699,850 shares of common stock, or approximately 55.93% of the outstanding common stock entitled to vote at the Special Meeting, were represented by proxy or in person.
All of the proposals were approved. The final voting results for each matter submitted to a vote of the stockholders of Vital Therapies are as follows:
Proposal 1. Approval of the Issuance of Common Stock.
The approval of the issuance of shares of common stock of Vital Therapies, to shareholders of Immunic AG (“Immunic”), pursuant to the terms of the Exchange Agreement between Vital Therapies, Immunic and the Shareholders of Immunic, dated as of January 6, 2019 (the “Exchange Agreement”):

For	Against	Abstain	Broker Non-Votes
23,356,120	277,127	66,603	0

Proposal 2. Approval of Change in Control.
The approval of the change in control of Vital Therapies resulting from the transaction contemplated by the Exchange Agreement:

For	Against	Abstain	Broker Non-Votes
23,359,988	269,057	70,805	0

Proposal 3. Approval of Name Change to Immunic, Inc.
The approval of an amendment to the amended and restated certificate of incorporation of Vital Therapies changing the Vital Therapies corporate name to “Immunic, Inc.”:

For	Against	Abstain	Broker Non-Votes
23,470,789	160,742	68,319	0

Proposal 4. Approval of Reverse Stock Split.
The approval of an amendment to the amended and restated certificate of incorporation of Vital Therapies effecting a reverse stock split of Vital Therapies’ issued and outstanding common stock within a range of 30 to 60 shares (or any number in between) of outstanding Vital Therapies common stock being combined and reclassified into one share of Vital Therapies common stock:

For	Against	Abstain	Broker Non-Votes
23,083,215	532,540	84,095	0

Item 8.01.    Other Events.
On April 4, 2019, Vital Therapies announced voting results relating to the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release issued by Vital Therapies, Inc. dated April 4, 2019.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL THERAPIES, INC.

By: /s/ Michael V. Swanson
Michael V. Swanson Chief Financial Officer
Date: April 4, 2019